EXHIBIT 10.13

ELEVENTH AMENDMENT TO LOAN AGREEMENT

This ELEVENTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of March 8, 2017 (the “Eleventh Amendment Effective Date”), among MEXCO ENERGY CORPORATION, FORMAN ENERGY CORPORATION, SOUTHWEST TEXAS DISPOSAL CORPORATION and TBO OIL & GAS, LLC (collectively, “Borrowers” and each, individually, a “Borrower”) and BANK OF AMERICA, N.A. (“Bank”).

WHEREAS, Borrowers and Bank are parties to that certain Loan Agreement dated as of December 31, 2008, as amended by First Amendment to Loan Agreement dated as of December 28, 2009, Second Amendment to Loan Agreement dated as of March 1, 2010, Third Amendment to Loan Agreement dated as of September 30, 2010, Fourth Amendment to Loan Agreement dated as of October 22, 2010, Fifth Amendment to Loan Agreement dated as of December 28, 2011, Sixth Amendment to Loan Agreement dated as of October 22, 2012, Seventh Amendment to Loan Agreement dated as of October 25, 2013, Eighth Amendment to Loan Agreement dated as of September 10, 2014, Ninth Amendment to Loan Agreement dated as of February 13, 2015, and Tenth Amendment to Loan Agreement dated as of March 31, 2016 (as so amended, the “Loan Agreement”);

WHEREAS, Borrowers have requested that Bank amend the Loan Agreement as hereinafter provided;

WHEREAS, Mexco Energy Corporation (“Mexco”) desires to sell its interest in Section 14, T-9-N, R-6-W, Grady County, Oklahoma, and Section 18, T-11-N, R-8-W, Canadian County, Oklahoma (collectively, the “Subject Sales”), which are not permitted under Section 7.11(e) of the Loan Agreement unless Bank consents thereto;

WHEREAS, Borrowers have requested that Bank consent to the Subject Sales;

WHEREAS, subject to the terms and conditions set forth herein, Bank is willing to agree to such amendments and to consent to the Subject Sales (the “Consent”); and

WHEREAS, Borrowers and Bank acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Loan Agreement shall have the meanings assigned to such terms in the Loan Agreement.

SECTION 2. Amendments to the Loan Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment, the parties hereto agree that:

(a) The last sentence of Section 1.3(d)(ii)(B) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Together with such mortgages and deeds of trust, Borrowers shall deliver to Bank title opinions and/or other title information and data acceptable to Bank such that Bank shall have received, together with the title information previously delivered to Bank, acceptable title information regarding the proved developed producing and proved developed non-producing oil and gas properties of Borrowers that are evaluated in the most recent engineering report delivered to Bank and are subject to a lien in favor of Bank that in the aggregate represent not less than a PV9 value using Bank’s then current price deck (the “PV9 Value”) of 150% of the Borrowing Base then in effect.

(b) Section 7.21 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

7.21 Mortgage and Title Requirements

(a)	To secure full the and complete payment and performance of the indebtedness hereunder, Borrowers shall grant a first priority lien (subject to liens permitted hereunder) against the oil and gas properties of Borrower to the extent set forth below pursuant to terms of one or more mortgages or deeds of trust. Borrowers covenant that the aggregate PV9 Value of all proved developed producing and proved developed non-producing oil and gas properties of Borrowers that are evaluated in the most recent engineering report delivered to Bank and are subject to a lien in favor of Bank shall at all times be not less than 150% of the Borrowing Base in effect from time to time. Within thirty (30) days (or such longer time as determined by Bank) after Bank advises Borrowers of the failure to so achieve such percentage and the percentage shortfall thereof, Borrowers shall execute such mortgages or deeds of trust covering additional oil and gas properties sufficient to cover such shortfall.

(b)	Without limitation of any other requirements contained in this Agreement, Borrowers shall, upon request by Bank, deliver to Bank title opinions and/or other title information and data acceptable to Bank regarding the proved developed producing and proved developed non-producing oil and gas properties of Borrowers that are evaluated in the most recent engineering report delivered to Bank and are subject to a lien in favor of Bank that in the aggregate represent not less than a PV9 Value of 150% of the Borrowing Base then in effect.

SECTION 3. Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of date first above written, provided that Bank shall have received the following, which, in each case, shall be in form and substance satisfactory to Bank:

(a) a counterpart of this Amendment executed by each Borrower and Bank;

(b) all fees and expenses required to be paid pursuant to the Loan Agreement, including, without limitation, the fees and expenses of Winstead PC; and

(c) such other certificates, documents, consents or opinions as Bank reasonably may require.

SECTION 4. Limited Consent. Subject to the terms and conditions hereof and upon satisfaction of the conditions set forth in Section 3, Bank hereby agrees to the Consent. Except as expressly stated herein, the Consent shall not be construed as a consent to or waiver of any default, event of default or breach which may now exist or hereafter occur or any violation of any term, covenant or provision of the Loan Agreement or any other document executed in connection therewith. All rights and remedies of Bank are hereby expressly reserved with respect to any such default, event of default or breach. The Consent does not affect or diminish the right of Bank to require strict performance by Borrower or each other guarantor of each provision of the Loan Agreement and each other document executed in connection therewith to which it is a party, except as expressly provided herein, and shall not be construed as a course of dealing between Bank and any Borrower or guarantor. All terms and provisions of, and all rights and remedies of Bank under, the Loan Agreement and each other document executed in connection therewith shall continue in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5. Acknowledgment and Ratification. As a material inducement to Bank to execute and deliver this Amendment, each Borrower acknowledges and agrees that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of any Borrower under the Loan Agreement and each other document executed in connection therewith, which documents shall remain in full force and effect.

SECTION 6. Borrowers’ Representations and Warranties. As a material inducement to Bank to execute and deliver this Amendment, each Borrower represents and warrants to Bank (with the knowledge and intent that Bank is relying upon the same in entering into this Amendment) that, as of the date of its execution of this Amendment:

(a) This Amendment, the Loan Agreement and each of the other documents executed in connection therewith to which such Borrower is a party, have each been duly executed and delivered by such Borrower’s duly authorized officers and constitute the valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy and insolvency laws and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

(b) The representations and warranties set forth in Section 6 of the Loan Agreement are true and correct in all material respects, after giving effect to this Amendment, as if made on and as of the Eleventh Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case, they are true and correct in all material respects as of such date).

(c) At the time of and after giving effect to this Amendment, no default or event of default under the Loan Agreement exists.

(d) The execution, delivery and performance of this Amendment are within such Borrower’s corporate or limited liability company power, as the case may be, have been duly authorized, are not in contravention of any law applicable to such Borrower or the terms of such Borrower’s organizational documents and, except as have been previously obtained, do not require the consent or approval of any governmental authority or any other person or entity except to the extent that such consent or approval is not material to the transactions contemplated by this Amendment.

SECTION 7. Bank Makes No Representations or Warranties. By execution of this Amendment, Bank does not (a) make any representation or warranty or assume any responsibility with respect to any statements, warranties, or representations made in or in connection with this Amendment, the Loan Agreement or the other documents executed in connection therewith or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Loan Agreement, the other documents executed in connection therewith, or (b) make any representation or warranty or assume any responsibility with respect to the financial condition of any Borrower or any other person or entity or the performance or observance by such person or entity of any of their obligations under the Loan Agreement or the other documents executed in connection therewith.

SECTION 8. Effect of Amendment. This Amendment, except as expressly provided herein, (a) shall not be deemed to be a consent to the modification or a waiver of any other term or condition of the Loan Agreement or any other document executed in connection therewith, (b) shall not prejudice any right or rights which Bank may now or hereafter have under or in connection with the Loan Agreement or any other document executed in connection therewith, and (c) shall not be deemed to be a waiver of any existing or future default or event of default under the Loan Agreement or any other document executed in connection therewith.

SECTION 9. Release. As a material part of the consideration for Bank entering into this Amendment, each Borrower (collectively “Releasor”) agrees as follows (the “Release Provision”):

(a) RELEASOR HEREBY RELEASES AND FOREVER DISCHARGES BANK AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “RELEASED PARTIES”) JOINTLY AND SEVERALLY FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED (“CLAIMS”), WHICH RELEASOR MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTIES.

(b) Releasor agrees not to sue any Released Parties or in any way assist any other person or entity in suing any Released Parties with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c) Releasor acknowledges, warrants, and represents to Released Parties that:

(i) Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Amendment, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii) Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Released Parties have not made any representation with respect to the Release Provision except as expressly set forth herein.

(ii) Releasor has executed this Amendment and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person or entity.

(iii) Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such Claims to any other person or entity.

(d) Releasor understands that the Release Provision was a material consideration in the agreement of Bank to enter into this Amendment.

(e) It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Released Parties so as to foreclose forever the assertion by Releasor of any claims released hereby against Released Parties.

(f) If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

SECTION 10. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION THEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.

SECTION 11. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In evidencing this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by facsimile or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 12. Ratification. Each Borrower ratifies and acknowledges that the Loan Agreement and each other document executed in connection therewith to which it is a party are valid, subsisting and enforceable.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

BORROWERS:

MEXCO ENERGY CORPORATION

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

FORMAN ENERGY CORPORATION

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

SOUTHWEST TEXAS DISPOSAL CORPORATION

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

TBO OIL & GAS, LLC

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

BANK:

BANK OF AMERICA, N.A.

By:	/s/ Edna Aguilar Mitchell
Edna Aguilar Mitchell
Director